DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

# Certificate of Designation
(PURSUANT TO NRS 78.1955)

Entity #
C26333-1996
Document Number:
20060621392-31

Date Filed:
9/27/2006 8:39:17 AM
In the office of

Dean Heller
Secretary of State

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955)

1. Name of corporation:

PHYSICIANS HEALTHCARE MANAGEMENT GROUP, INC.

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation, this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock:

PREFERRED SHARES. DESIGNATION:
"CONVERTIBLE PREFERRED STOCK" VOTING POWER:
ONE VOTE PER SHARE OF CONVERTIBLE PREFERRED STOCK.
PREFERENCES:
PREFERRED STOCK IS SENIOR IN RANK TO AND HAS A LIQUIDATION PREFERENCE OVER COMMON STOCK.
LIMITATIONS, RESTRICTIONS AND RELATIVE RIGHTS:
CONVERTIBLE PREFERRED STOCK IS CONVERTIBLE AT THE HOLDER'S OPTION TO COMMON STOCK AT A RATIO OF ONE SHARE COMMON FOR EACH SHARE OF CONVERTIBLE PREFERRED STOCK. WITH THE EXCEPTION OF THE AFORE STATES, CONVERTIBLE PREFERRED STOCK HAS ALL OF THE SAME LIMITATIONS, RESTRICTIONS AND RELATIVE RIGHTS AS COMMON STOCK.

3. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

4. Officer Signature:

**Filing Fee: $175.00**

**IMPORTANT:** Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

**STATE OF NEVADA**

**OFFICE OF THE**
**SECRETARY OF STATE**

## Filing Acknowledgement

September 27, 2006

| **Job Number** | **Corporation Number** | |
|---|---|---|
| C20060928-0452 | C26333-1996 | |
| **Filing Description** | **Document Filing Number** | **Date/Time of Filing** |
| Amendment | 20060621392-31 | September 27, 2006 08:39:17 AM |

| **Corporation Name** | **Resident Agent** |
|---|---|
| PHYSICIANS HEALTHCARE MANAGEMENT GROUP, INC. | CORPORATION TRUST COMPANY OF NEVADA |

The attached document(s) were filed with the Nevada Secretary of State, Commercial Recordings Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

Respectfully,

Dean Heller

DEAN HELLER
Secretary of State

**Commercial Recording Division**
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

*DEAN HELLER*
*Secretary of State*

*RENEE L. PARKER*
*Chief Deputy*
*Secretary of State*

*PAMELA RUCKEL*
*Deputy Secretary*
*for Southern Nevada*

**STATE OF NEVADA**

OFFICE OF THE
SECRETARY OF STATE

*CHARLES E. MOORE*
*Securities Administrator*

*SCOTT W. ANDERSON*
*Deputy Secretary*
*for Commercial Recordings*

*ELLICK HSU*
*Deputy Secretary*
*for Elections*

## Certified Copy

September 28, 2006

**Job Number:** C20060928-0452
**Reference Number:** 00001006952-43
**Expedite:**
**Through Date:**

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

| Document Number(s) | Description | Number of Pages |
|---|---|---|
| 20060621392-31 | Amendment | 1 Pages/1 Copies |

Respectfully,

DEAN HELLER
Secretary of State

By

Certification Clerk

**Commercial Recording Division**
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

*DEAN HELLER*
*Secretary of State*

*RENEE L. PARKER*
*Chief Deputy*
*Secretary of State*

*PAMELA RUCKEL*
*Deputy Secretary*
*for Southern Nevada*

**STATE OF NEVADA**

OFFICE OF THE
SECRETARY OF STATE

*CHARLES E. MOORE*
*Securities Administrator*

*SCOTT W. ANDERSON*
*Deputy Secretary*
*for Commercial Recordings*

*ELLICK HSU*
*Deputy Secretary*
*for Elections*

# Job Receipt

September 28, 2006

**Job Number:** C20060928-0452
**Account Number:**

## Charges

| Description | Document Number | Filing Date/Time | Qty | Price | Amount |
|---|---|---|---|---|---|
| Amendment | 20060621392-31 | 9/27/2006 8:39:17 AM | 1 | $175.00 | $175.00 |
| Entity Copies | 00001006952-43 | | 1 | $2.00 | $2.00 |
| Copies - Certification of Document | 00001006952-43 | | 1 | $30.00 | $30.00 |
| Total | | | | | $207.00 |

## Payments

| Type | Description | Amount |
|---|---|---|
| Check | Check #1152 | $207.00 |
| Total | | $207.00 |

**Job Balance:** $0.00

**Commercial Recording Division**
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

Bank of America
ACH R/T 063100277

1152

**PHYSICIANS HEALTHCARE MGMT GROUP, INC**
700 S. ROYAL POINCIANA BLVD. SUITE 506
MIAMI SPRINGS, FL 33166
305-779-1777

63-27/631 FL
924

9/26/2006

PAY TO THE ORDER OF Nevada Secretary of State $ **207.00

Two Hundred Seven and 00/100*************************************************************************************** DOLLARS

Nevada Secretary of State
204 N. Carson St.
Suite 1
Carson City, NV 89701-4299

MEMO

⑈001152⑈ ⑆063100277⑆ 003772751684⑈

1152

Nevada Secretary of State

9/26/2006

| Date | Type | Reference | Original Amt. | Balance Due | Discount | Payment |
|---|---|---|---|---|---|---|
| 9/26/2006 | Bill | | 207.00 | 207.00 | | 207.00 |
| | | | | | Check Amount | 207.00 |

Checking 207.00

1152

Nevada Secretary of State

9/26/2006

| Date | Type | Reference | Original Amt. | Balance Due | Discount | Payment |
|---|---|---|---|---|---|---|
| 9/26/2006 | Bill | | 207.00 | 207.00 | | 207.00 |
| | | | | | Check Amount | 207.00 |

Checking 207.00